UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):

December 21, 2005

GILEAD SCIENCES, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	0-19731	94-3047598
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

333 LAKESIDE DRIVE, FOSTER CITY, CALIFORNIA

(Address of principal executive offices)

94404

(Zip Code)

(650) 574-3000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFD 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 – REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01 Entry Into A Material Definitive Agreement

On December 21, 2005, Gilead Biopharmaceutics Ireland Corporation (Gilead Ireland), as borrower, entered into a $300 million Term Loan Agreement (the Term Loan Agreement) with Bank of America, N.A., as Administrative Agent, and certain lenders party thereto. In connection with the Term Loan Agreement, (i) Gilead Sciences, Inc. (Gilead) entered into a Parent Guaranty Agreement (the Gilead Guaranty Agreement) and (ii) Gilead Vintage Park, LLC (GVP) entered into a Subsidiary Guaranty Agreement, in each case, guaranteeing the obligations of Gilead Ireland under the Term Loan Agreement. Both Gilead Ireland and GVP are wholly-owned subsidiaries of Gilead. On December 27, 2005, Gilead Ireland used proceeds from the Term Loan Agreement to make a cash dividend distribution of $280 million to Gilead for certain foreign earnings under the provisions of The American Jobs Creation Act of 2004. Gilead anticipates that approximately $240 million will qualify for the 85 percent dividend received deduction under the Internal Revenue Code. In addition, Gilead anticipates that the related potential impact on income taxes as a result of the repatriation would be a one-time benefit of approximately $25 million.

Under the Term Loan Agreement, Gilead Ireland borrowed $300 million in principal amount of term loans in one advance on December 27, 2005. Loans under the Term Loan Agreement are required to be repaid in quarterly installments in an amount equal to 5% of the total initial outstanding principal amount of the loans under the Term Loan Agreement; provided that, in any event, the loans under the Term Loan Agreement shall be fully repaid on December 20, 2010. Loans under the Term Loan Agreement will bear interest at either (i) LIBOR plus a margin ranging from 0.40 percent to 0.625 percent or (ii) the “base rate” (which is defined as the higher of (a) the federal funds rate plus 0.50 percent and (b) Bank of America’s “prime rate”). Gilead Ireland may prepay the loan under the Term Loan Agreement in whole or in part at any time without penalty, subject to reimbursement of lenders’ breakage and redeployment costs in certain cases.

In addition, on December 21, 2005, Gilead, as borrower, entered into a $200 million Credit Agreement (the Credit Agreement) with Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer, and certain lenders party thereto. In connection with the Credit Agreement, GVP entered into a Subsidiary Guaranty Agreement (the CA Subsidiary Guaranty Agreement) guaranteeing all of the obligations of Gilead under the Credit Agreement. The loan proceeds under the Credit Agreement may be used solely (i) to pay the fees and expenses incurred with the Credit Agreement and (ii) for working capital requirements and general corporate purposes of Gilead and its subsidiaries.

Under the Credit Agreement, Gilead may borrow initially up to $200 million in revolving credit loans. The Credit Agreement also has a sub-facility for swing line loans and letters of credit. Loans under the Credit Agreement will bear interest at either (i) LIBOR plus a margin ranging from 0.32 percent to 0.50 percent or (ii) the base rate.

The commitments of the lenders to make loans available under the Credit Agreement will increase quarterly in an amount equal to the sum of (i) the amount of scheduled amortization payments made under the Term Loan Agreement in the applicable quarterly period and (ii) the principal portion of loans prepaid under the Term Loan Agreement during the applicable quarterly period, subject to a maximum aggregate increase of $300 million.

The Credit Agreement will terminate and all amounts owing thereunder will be due and payable on December 20, 2010. Gilead may reduce the commitments and may prepay loans under the Credit Agreement in whole or in part at any time without penalty, subject to reimbursement of lenders’ breakage and redeployment costs in certain cases.

Each of the Term Loan Agreement and the Credit Agreement contains customary representations, warranties, affirmative covenants, negative covenants, including financial covenants and events of default.

The foregoing description of the Term Loan Agreement, Gilead Guaranty Agreement, Term Loan Subsidiary Guaranty Agreement, Credit Agreement and CA Subsidiary Guaranty Agreement does not purport to be complete and is qualified in its entirety by reference to such agreements, which are attached as Exhibits 10.1, 10.2, 10.3, 10.4 and 10.5, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

This report contains “forward-looking statements” as that term is defined in the Private Securities Litigation Reform

Act of 1995. These statements involve known and unknown risks and uncertainties, which may cause actual results to differ materially from those set forth in such statements. Such forward-looking statements include, without limitation, statements relating to the expected tax implications of the term loan. No forward-looking statement can be guaranteed, and actual results may differ materially from those projected. All forward-looking statements in this report are made as of the date hereof, based on information available to Gilead as of the date hereof and Gilead undertakes no obligation to publicly update any forward-looking statement in order to reflect events or circumstances that arise after the date of this report. Forward-looking statements in this report should be evaluated together with, and actual results may be affected by, the many uncertainties that affect Gilead’s business, particularly those mentioned in Gilead’s Form 10-K for the year ended December 31, 2004, and in periodic reports on Form 10-Q and Form 8-K, including but not limited to those described in Gilead’s Form 10-Q for the quarterly period ended September 30, 2005 under the captions “Forward-Looking Statements and Risk Factors.”

Item 2.03 Creation Of A Direct Financial Obligation Or An Obligation Under An Off-Balance Sheet Arrangement Of A Registrant

The information set forth above and referenced under Item 1.01 is hereby incorporated by reference into this Item 2.03.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number	Description
10.1	Term Loan Agreement, dated December 21, 2005, among Gilead Biopharmaceutics Ireland Corporation, the lenders party thereto and Bank of America, N.A., as Administrative Agent

10.2	Parent Guaranty Agreement, dated December 21, 2005, by Gilead Sciences, Inc. (in connection with the Term Loan Agreement)

10.3	Subsidiary Guaranty Agreement, dated December 21, 2005, by Gilead Vintage Park, LLC (in connection with the Term Loan Agreement)

10.4	Credit Agreement, dated as of December 21, 2005, among Gilead Sciences, Inc., the lenders party thereto and Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer

10.5	Subsidiary Guaranty Agreement, dated December 21, 2005, by Gilead Vintage Park, LLC (in connection with the Credit Agreement)

99.1	Press Release issued by Gilead Sciences, Inc. on December 27, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GILEAD SCIENCES, INC.
(Registrant)

/s/ John F. Milligan
John F. Milligan Executive Vice President and Chief Financial Officer

Date: December 27, 2005

Exhibit Index

Exhibit Number	Description
10.1	Term Loan Agreement, dated December 21, 2005, among Gilead Biopharmaceutics Ireland Corporation, the lenders party thereto and Bank of America, N.A., as Administrative Agent

10.2	Parent Guaranty Agreement, dated December 21, 2005, by Gilead Sciences, Inc. (in connection with the Term Loan Agreement)

10.3	Subsidiary Guaranty Agreement, dated December 21, 2005, by Gilead Vintage Park, LLC (in connection with the Term Loan Agreement)

10.4	Credit Agreement, dated as of December 21, 2005, among Gilead Sciences, Inc., the lenders party thereto and Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer

10.5	Subsidiary Guaranty Agreement, dated December 21, 2005, by Gilead Vintage Park, LLC (in connection with the Credit Agreement)

99.1	Press Release issued by Gilead Sciences, Inc. on December 27, 2005.